Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

)
In re:	) Chapter 11
)
EMERALD OIL, INC., et al.,[1]	) Case No. 16-10704
)
Debtors.	) (Jointly Administered)
)

EMERALD OIL, INC., ET AL., MONTHLY OPERATING REPORT FOR THE PERIOD ENDING JUNE 30, 2016

DEBTOR’S ADDRESS:	200 Columbine Street, Suite 500
Denver, CO 80206

DEBTORS’ ATTORNEYS:	Laura Davis Jones
Colin R. Robinson
Joseph M. Mulvihill
Pachulski Stang Ziehl & Jones LLP
919 North Market Street, 17th Floor
P.O. Box 8705
Wilmington, DE 19899-8705 (Courier 19801)
Tel: (302) 652-4100
Fax: (302) 652-4400

̵ and ̵

James H.M. Sprayregen, P.C.
Ryan Blaine Bennett (admitted pro hac vice)
Travis M. Bayer (admitted pro hac vice)
Kirkland & Ellis LLP Kirkland & Ellis International LLP
300 North LaSalle
Chicago, IL 60654
Tel: (312) 862-2000
Fax: (312) 862-2200

1 The Debtors in these chapter 11 cases, along with the last four digits of each Debtor’s federal tax identification number, include: Emerald Oil, Inc. (9000); Emerald DB, LLC (2933); Emerald NWB, LLC (7528); Emerald WB LLC (8929); and EOX Marketing, LLC (4887). The location of the Debtors’ service address is: 200 Columbine Street, Suite 500, Denver, Colorado 80206.

REPORT PREPARER:	Emerald Oil, Inc., et al.

GENERAL NOTES:

The Monthly Operating Report includes activity for the following Debtors:

Debtor	Case Number
Emerald Oil, Inc.	16-10704
Emerald DB, LLC	16-10705
Emerald NWB, LLC	16-10706
Emerald WB LLC	16-10707
EOX Marketing, LLC	16-10708

This Monthly Operating Report (“MOR”) has been prepared solely for the purpose of complying with the monthly reporting requirements applicable in these chapter 11 cases and is in a format acceptable to the United States Trustee. The financial information contained herein is limited in scope and covers a limited time period. Moreover, such information is preliminary and unaudited, and is not prepared in accordance with generally accepted accounting principles (“GAAP”) in the United States. In addition, the financial statements and supplemental information contained herein represent condensed combined information.

The unaudited consolidated financial statements have been derived from the books and records of the Debtors. This information, however, has not been subject to certain procedures that would typically be applied to financial information in accordance with GAAP, and upon application of such procedures the financial information could be subject to material change.

The financial information contained herein is presented on a preliminary and unaudited basis and remains subject to future adjustment.

The results of operations contained herein are not necessarily indicative of results which may be expected for any other period or for the full year and may not necessarily reflect the consolidated results of operations and financial position of the Debtors in the future.

[Remainder of Page Intentionally Left Blank]

The undersigned, having reviewed the attached report and being familiar with the Debtors’ financial affairs, verifies, under penalty of perjury, that the information contained herein is complete, accurate and truthful to the best of my knowledge.

DATE: July 28, 2016
Ryan Smith
Chief Financial Officer

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re: EMERALD OIL, INC., et al.,	Case No. 16-10704
Reporting Period: June 2016

MONTHLY OPERATING REPORT

File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

		Document	Explanation	Affidavit/Supplement
REQUIRED DOCUMENTS	Form No.	Attached	Attached	Attached
Schedule of Cash Receipts and Disbursements	MOR-1	X
Bank Reconciliation (or copies of debtor's bank reconciliations)	MOR-1a	X
Schedule of Disbursements by Debtor Entity	MOR-1b	X
Schedule of Professional Fees and Expenses Paid	MOR-1c	X
Copies of bank statements	MOR-1d	X
Cash disbursements journals	MOR-1e	X
Statement of Operations	MOR-2	X
Balance Sheet as of Petition Date	MOR-3a	X
Balance Sheet as of Month End	MOR-3b	X
Status of Postpetition Taxes	MOR-4a	X
Copies of IRS Form 6123 or payment receipt			X
Copies of tax returns filed during reporting period			X
Summary of Unpaid Postpetition Debts	MOR-4b	X
Listing of aged accounts payable	MOR-4b	X
Accounts Receivable Reconciliation and Aging	MOR-5	X
Debtor Questionnaire	MOR-5	X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Ryan Smith	7/29/16
Signature of Authorized Individual*	Date

Ryan Smith	CFO
Printed Name of Authorized Individual	Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

MOR

(04/07)

In re: EMERALD OIL, INC., et al.,	Case No. 16-10704
Debtor	Reporting Period: June 2016

MOR - 1

Schedule of Cash Receipts and Disbursements (1)

For the Period June 1, 2016 through June 30, 2016

(Unaudited)

Total Debtors

Beginning Cash	$11,039,733

Receipts:
Gross Receipts (2)	6,272,869
Total Receipts	6,272,869

Disbursements (3):

Operating Expenses	3,009,724
Royalties	1,653,605
Payroll, Payroll Taxes and Benefits	511,181
Severance & Other Taxes	549,616
Professional Fees	1,738,661
Interest and Bank Fees	616,407
Total Disbursements	8,079,194

Net Cash Flow	(1,806,325)

Ending Cash Balance	$9,233,408

Notes:

(1) This statement includes all entities controlled by the Debtors and therefore represents the consolidated financial results of Emerald Oil. Due to the consolidated cash management reporting system, certain cash payments may be paid out of a legal entity that is different than the legal entity where the expenses were incurred. Total disbursements by entity are provided in Schedule 1b.

(2) Gross Receipts include receipts of revenue from the production of oil, natural gas and NGLs, including revenue receipts on properties in which the Debtors have joint ownership. The operating receipts are presented on a gross basis, which includes third party revenue that is subsequently disbursed by the Company to the working interest owners for their portion of the revenue.

(3) Disbursements are presented on a gross basis and include outstanding post-petition checks from operating accounts as of the reporting date.

In re: EMERALD OIL, INC., et al.,	Case No. 16-10704
Debtor	Reporting Period: June 2016

MOR-1a

Debtors Statement with respect to Bank Account Reconciliations, Bank Statements and Cash Disbursements Journal

For the Period June 1, 2016 through June 30, 2016

(Unaudited)

Bank Account Reconciliations and Cash Disbursements

The Debtors affirm that bank reconciliations are prepared for all open and active bank accounts on a monthly basis. The Debtors affirm that within its financial accounting systems, check registers and/or disbursement journals are maintained for each disbursement account.

Bank Statements

The Debtors affirm that bank statements for all open and active bank accounts are retained by the Debtors. The Debtors affirm that no bank accounts were closed during the current reporting period.

	16-10704	16-10708	16-10704	16-10704	16-10704
Debtor	Emerald Oil, Inc.	EOX Marketing, LLC	Emerald Oil, Inc.	Emerald Oil, Inc.	Emerald Oil, Inc.
Type	Operating	Operating	Utility	Employee Medical Claims	Professional Fees
Account Number (last 4 digits only)	# 0166	# 0112	# 4612	# 6810	# 7214

Balance Per Books	$1,250,406	$3,207,505	$3,756	$44,940	$4,726,801

Bank Balance	$4,181,595	$3,207,505	$3,756	$44,940	$4,726,801
(+) Deposits in transit (attach list)	-	-	-	-	-
(-) Outstanding checks (attach list)	2,931,189	-	-	-	-
Other (attach explanation)	-	-	-	-	-
Adjusted Bank Balance*	$1,250,406	$3,207,505	$3,756	$44,940	$4,726,801

* Adjusted bank balance must equal balance per books

Checks Outstanding	Ck. #	Amount
	213374	233.04
	213386	1,938.81
	213546	394.82
	213769	263.44
	213779	4,946.61
	213790	642.25
	213810	3,382.27
	213823	118.33
	213852	114.42
	213869	150.53
	213893	159.73
	213935	5,107.83
	213936	1,702.62
	213952	473.28
	213985	168.02
	214128	937.39
	214160	396.27
	112916	193.23
	112982	3,197.65
	214197	224.23
	214209	1,585.76
	214220	570.63
	214236	955.46
	214238	103.81
	214241	3,148.09
	214247	100.97
	214248	1,344.91
	214287	115.84
	214292	103.02
	214341	3,638.62
	214357	390.80
	214383	3,483.93
	214411	147.83
	214415	4,705.81
	214445	106.36
	214497	7,691.22
	214533	540.64
	214543	221.69

FORM MOR-1a
(04/07)

Checks Outstanding	Ck. #	Amount
	214565	229.65
	214568	137.43
	214574	348.30
	214578	911.97
	113025	504.00
	113039	65.00
	113060	6,171.50
	113073	3,862.50
	113076	103.96
	113086	7,725.00
	113088	7,974.50
	113094	2,624.21
	113103	201.56
	113111	65.00
	113116	15,264.50
	113117	7,810.00
	113119	157.50
	113120	2,250.00
	113125	14,890.00
	113128	9,806.00
	113129	51,413.96
	113130	380.00
	113131	435.83
	113132	1,399.76
	113133	78.75
	113135	1,842.00
	113136	15,674.44
	113137	108,855.30
	113138	731,830.76
	113139	80.00
	113140	8,400.00
	113141	17,325.00
	113142	308,305.19
	113143	11,988.53
	113144	52,845.03
	113145	1,146.70
	113146	4,206.00
	113147	10,658.50
	113148	1,898.95
	113149	12,111.00
	113150	5,547.75
	214593	24,144.47
	214594	29,152.86
	214595	6,953.57
	214596	1,621.96
	214597	10,058.92
	214599	563.28
	214600	435.44
	214601	492.24
	214602	4,672.51
	214603	9,623.20
	214604	519.16
	214605	176.73
	214606	200.79
	214607	829.82
	214608	445,884.02
	214609	333.06
	214610	1,358.19
	214611	194.71
	214612	542.57
	214613	4,033.03
	214614	1,355.21
	214615	109.92
	214616	187.23
	214617	107.47
	214618	14,289.97
	214619	5,716.19
	214620	363.60
	214621	1,112.52
	214622	6,927.99
	214623	2,158.93

FORM MOR-1a
(04/07)

Checks Outstanding	Ck. #	Amount
	214624	591.05
	214625	17,139.93
	214626	7,038.35
	214627	402.01
	214628	1,892.98
	214629	1,892.98
	214630	1,959.05
	214631	696.23
	214632	165.43
	214633	330.87
	214634	530.93
	214635	57,399.36
	214636	4,694.72
	214637	5,633.64
	214638	13,528.18
	214639	4,847.08
	214640	10,663.01
	214642	15,792.20
	214643	1,498.32
	214644	792.51
	214645	772.27
	214646	2,523.71
	214647	102.72
	214648	209.98
	214649	104.88
	214650	160.67
	214651	160.69
	214652	18,739.05
	214654	1,675.51
	214655	299.28
	214656	107.20
	214657	15,044.08
	214658	5,503.39
	214659	8,124.45
	214660	8,284.94
	214662	10,849.96
	214663	105.36
	214664	2,477.83
	214665	131.50
	214666	219.20
	214667	104.24
	214668	167.65
	214669	1,612.37
	214670	1,783.50
	214671	627.46
	214672	12,054.08
	214673	182.74
	214674	100.87
	214675	512.32
	214676	145.04
	214677	3,275.48
	214678	100.87
	214679	104.21
	214680	217.76
	214681	174.29
	214682	172.81
	214683	217.75
	214684	5,251.03
	214685	120.25
	214686	100.87
	214687	428.12
	214688	781.13
	214689	297.28
	214690	2,784.76
	214691	119.22
	214692	1,638.43
	214693	252.26
	214694	632.60
	214695	7,588.76
	214696	1,734.31
	214697	106.80

FORM MOR-1a
(04/07)

Checks Outstanding	Ck. #	Amount
	214698	1,399.12
	214699	2,050.52
	214700	297.28
	214701	1,129.66
	214702	202.34
	214703	108.40
	214704	119.22
	214705	259.44
	214706	1,483.60
	214707	416.45
	214708	123.49
	214709	123.49
	214710	308.70
	214711	389.19
	214712	867.83
	214713	1,483.59
	214714	131.49
	214715	101.09
	214716	220.91
	214717	5,374.66
	214718	327.32
	214719	185.24
	214720	5,541.15
	214721	3,677.77
	214722	928.73
	214723	243.75
	214724	119.22
	214725	202.34
	214726	167.65
	214727	512.34
	214728	106.77
	214729	397.18
	214730	104.24
	214731	374.73
	214732	252.27
	214733	106.64
	214734	119.55
	214735	4,179.52
	214736	185.24
	214737	106.65
	214738	140.90
	214739	104.21
	214740	397.18
	214741	183.21
	214742	214.52
	214743	210.08
	214744	7,847.54
	214745	126.73
	214746	101.92
	214747	100.37
	214748	94.39
	214749	1,004.99
	214750	485.87
	214751	248.72
	214752	217.75
	214753	1,863.98
	214754	100.37
	214755	122.56
	214756	114.27
	214757	512.33
	214758	405.66
	214759	116.71
	214760	297.88
	214761	123.49
	214762	1,229.88
	214763	100.38
	214764	106.64
	214765	116.68
	214766	3,989.97
	214767	312.91
	214768	187.22

FORM MOR-1a
(04/07)

Checks Outstanding	Ck. #	Amount
	214769	187.22
	214770	328.74
	214771	208.92
	214772	169.83
	214773	622.50
	214774	9,369.58
	214775	1,590.13
	214776	1,590.13
	214777	185.24
	214778	432.16
	214779	1,278.35
	214780	887.27
	214781	624.10
	214782	887.27
	214783	1,828.72
	214785	5,223.79
	214786	149.83
	214787	233.71
	214788	4,945.66
	214789	6,490.38
	214790	6,312.89
	214791	2,477.83
	214792	2,523.93
	214793	2,497.50
	214794	14,093.08
	214795	6,543.00
	214796	6,543.00
	214797	6,543.00
	214798	590.24
	214799	4,186.36
	214800	1,653.98
	214801	1,550.00
	214802	1,550.00
	214803	1,035.63
	214804	996.52
	214805	996.52
	214806	1,006.86
	214807	996.52
	214808	1,006.86
	214809	996.52
	214810	6,512.24
	214811	2,170.80
	214812	2,170.80
	214813	2,232.75
	214814	3,725.45
	214815	187.69
	214816	2,736.27
	214817	1,840.88
	214818	1,414.82
	214819	581.39
	214820	343.75
	214821	210.32
	214822	392.30
	214823	490.54
	214824	408.77
	214825	490.54
	214826	1,584.90
	214827	110.45
	214828	687.53
	214829	272.54
	214830	229.43
	214831	408.77
	214832	3,488.48
	214833	272.54
	214834	581.39
	214835	272.54
	214836	110.47
	214837	182.25
	214838	182.24
	214839	272.54
	214840	891.97

FORM MOR-1a
(04/07)

Checks Outstanding	Ck. #	Amount
	214841	581.39
	214842	343.75
	214843	1,744.20
	214844	581.39
	214845	135.17
	214846	891.98
	214847	142.27
	214848	581.39
	214849	227.82
	214850	222.99
	214851	272.54
	214852	408.79
	214853	5,183.18
	214854	229.44
	214855	272.53
	214856	5,183.18
	214857	917.72
	214858	187.69
	214859	581.39
	214860	272.54
	214861	884.52
	214862	200.72
	214863	272.54
	214864	227.82
	214865	581.39
	214866	3,455.45
	214867	102.44
	214868	280.40
	214869	129.32
	214870	4,360.58
	214871	280.40
	214872	272.54
	214873	408.77
	214874	272.54
	214875	581.39
	214876	222.99
	214877	272.54
	214878	234.63
	214879	3,455.45
	214880	104.91
	214881	104.89
	214882	137.90
	214883	167.50
	214884	577.14
	214885	597.30
	214886	224.00
	214887	1,229.69
	214888	1,194.63
	214889	224.00
	214890	396.03
	214891	224.00
	214892	1,154.22
	214893	865.92
	214894	14,749.36
	214895	2,736.27
	214896	14,488.63
	214897	577.14
	214898	597.30
	214899	1,154.22
	214900	1,154.22
	214901	396.03
	214902	224.00
	214903	298.68
	214904	597.31
	214905	384.72
	214906	597.29
	214907	551.36
	214908	1,602.21
	214909	410.24
	214910	698.52
	214911	560.12

FORM MOR-1a
(04/07)

Checks Outstanding	Ck. #	Amount
	214912	129.66
	214913	560.12
	214914	129.66
	214915	420.11
	214916	560.12
	214917	1,680.47
	214918	1,680.47
	214919	420.11
	214920	420.11
	214921	1,680.47
	214922	1,408.18
	214923	420.11
	214925	14,781.41
	214926	129.05
	214927	176.09
	214928	210.76
	214929	176.09
	214930	234.77
	214931	176.09
	214932	181.44
	214933	359.39
	214934	114.03
	214935	1,154.22
	214936	1,194.63
	214937	3,429.64
	214938	346.22
	214939	232.60
	214940	386.39
	214941	2,828.58
	214942	2,828.58
	214943	1,885.69
	214944	1,885.68
	214945	1,885.68
	214946	5,657.16
	214947	192.89
	214948	3,729.06
	214949	194.56
	214950	1,909.98
	214951	124.25
	214952	124.25
	214953	4,433.84
	214954	706.69
	214955	4,433.84
	214956	3,347.45
	214957	222.26
	214958	491.69
	214959	519.16
	214960	107.76
	214961	1,424.40
	214962	3,347.45
	214963	106.63
	214964	326.29
	214965	317.13
	214966	326.29
	214967	241.06
	214968	2,797.35
	214969	817.64
	214970	182.24
	214971	269.56
	214972	12,377.58
	214973	184.94
	214974	694.15
	214975	288.54
	214976	288.54
	214977	288.55
	214978	288.54
	214979	1,379.90
	214980	1,408.07
	214981	445.95
	214982	445.95
	214983	2,653.85

FORM MOR-1a
(04/07)

Checks Outstanding	Ck. #	Amount
	214984	2,580.29
	214985	6,049.56
	214986	778.22
	214987	53,628.49
	214988	9,262.43
	214989	9,262.43
	214990	163.96
	214991	5,013.84
	214992	11,673.35
	214993	831.36
	214994	1,751.21
	214995	3,286.32
	214996	103.73
	214997	206.01
	214998	206.01
	214999	206.01
	215000	103.73
	215001	200.23
	215002	154.53
	215003	200.23
	215004	150.19
	215005	206.01
	215006	520.5
	215007	5298
	215008	392.54
	215009	185.48
	215010	169.03
	215011	304.47
	215012	131.44
	215013	124.55
	215014	228.34
	215015	0.1
	215016	290.13
	215017	896.35
	215018	304.47
	215019	2275.68
	215020	2275.68
	215023	100.22
	215024	798.94
	215025	5541.14
	215026	2067.4
	215027	440.43
	215028	240.24
	215029	164.72
	215030	435.44
	215031	278.69
	215032	3637.34
	215033	928.73
	215034	413.33
	215035	117.69
	215036	3455.45
	215037	1294.74
	215038	1180.54
	215039	758.07
	215040	758.07
	215041	1751.2
	215042	758.07
	215043	1727.54
	215044	197.94
	215045	1180.54
	215046	100.6
	215047	1151.71
	215048	197.94
	215049	1151.71
	215050	194.32
	215051	906.7
	215052	194.32
	215053	197.94
	215054	197.94
	215055	3735.48
	215056	216.97

FORM MOR-1a
(04/07)

Checks Outstanding	Ck. #	Amount
	215057	216.98
	215058	2810.47
	215059	780.37
	215060	780.37
	215061	780.37
	215062	780.37
	215063	13150.19
	215064	269.56
	215065	109.69
	215066	202.16
	215067	126.78
	215068	197.2
	215069	127.97
	215070	109.68
	215071	106.97
	215072	109.69
	215073	97.62
	215074	97.62
	215075	262.95
	215076	97.62
	215077	97.62
	215078	1516.55
	215079	361.56
	215080	778.22
	215081	486.39
	215082	486.39
	215083	510.12
	215084	486.39
	215085	253.07
	215086	253.07
	215087	253.07
	215088	316.34
	215089	316.34
	215090	316.34
	215091	316.29
	215092	271.15
	215093	221.31
	215094	221.31
	215095	221.31
	215096	221.31
	215097	221.31
	215098	194.78
	215099	194.78
	215100	194.78
	215101	162.13
	215102	162.13
	215103	162.13
	215104	109.42
	215105	112.43
	215106	1638.43
	215107	273.16
	215108	577.14
	215109	577.15
	215110	16181.52
	215111	519.16
	215112	823.61
	215113	427.09
	215114	2158.93
	215115	104.84
	215116	104.84
	215117	140.02
	215118	140.02
	215119	140.02
	215120	140.02
	215121	105.57
	215122	2653.85
	215123	141.41
	215124	143.34
	215125	106.43
	215126	106.43
	215127	106.43

FORM MOR-1a
(04/07)

Checks Outstanding	Ck. #	Amount
	215128	6597.13
	215129	106.43
	215130	136.72
	215131	696.41
	215132	225.58
	215133	225.58
	215134	225.58
	215135	289.09
	215136	1993.66
	215137	355.1
	215138	354.81
	215139	128.43
	215140	408.79
	1475	5757.34
		2,931,189.03

FORM MOR-1a
(04/07)

UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

In re: EMERALD OIL, INC., et al.,	Case No. 16-10704
Debtor	Reporting Period: June 1 – 30, 2016

                     July 28, 2016

Office of the United States Trustee

Subject: Declaration Regarding Bank Account Reconciliations – MOR1a (June)

The debtors, Emerald Oil, Inc. et al., submit this a declaration regarding bank account reconciliations in lieu of providing copies of bank statements and copies of all account reconciliations.

The debtors have, on a timely basis, performed all bank account reconciliation in the ordinary course of its business. Copies of bank account statements and reconciliations are available for inspection upon request by the United States Trustee’s Office.

Pursuant to 28 U.S.C. § 1746, I declare under penalty of perjury that the foregoing is true and correct to the best of my knowledge and belief.

/s/ Ryan Smith
Name: Ryan Smith
Position: Chief Financial Officer

In re: EMERALD OIL, INC., et al.,	Case No. 16-10704
Debtor	Reporting Period: June 2016

MOR - 1b

Schedule of Disbursements by Debtor Entity

For the Period June 1, 2016 through June 30, 2016

Unaudited

			Allocation
	Total Disbursements		Emerald Oil, Inc.	Emerald DB, LLC	Emerald NWB, LLC	Emerald WB, LLC	EOX Marketing, LLC	On Behalf of 3rd Parties
			16-10704	16-10705	16-10706	16-10707	16-10708

Trade	$2,839,597	(2)	$228,038	$-	$1,175,185	$641,908	$4,040	$790,427
Severance Taxes	549,616	(2)	-	-	247,707	135,302	-	166,607
Royalties and other WI	1,653,605		-	-	-	-	-	1,653,605
Payroll, Payroll Taxes and Benefits	511,181	(3)	511,181	-	-	-	-	-
Rent & Utilities	52,963	(4)	52,963	-	-	-	-	-
Other	117,163	(5)	117,163	-	-	-	-	-
Professional fees	1,738,661	(6)	1,738,661	-	-	-	-	-
Interest and Bank Fees	616,407	(7)	615,418	-	-	-	989	-

Total:	$8,079,194		$3,263,424	$-	$1,422,892	$777,210	$5,029	$2,610,639

Notes:

(1) Debtor in possession financing agreement was entered into by Emerald Oil, Inc.

(2) Allocated to the Debtors based on the estimate ownership of the underlying working interest in the properties.

(3) All individuals employed by Emerald Oil, Inc.

(4) Corporate office lease engaged by Emerald Oil, Inc.

(5) "Other' represents Insurance, which includes general commercial liability, workers’ compensation and employee benefits, allocated to Emerald Oil, Inc. as the covered items are directly related to the debtor entity.

(6) Debtor Professionals employed by Emerald Oil, Inc.

(7) Revolving Credit Agreement and related fees/interest were entered into by Emerald Oil, Inc.

FORM MOR-1b
(04/07)

In re: EMERALD OIL, INC., et al.,	Case No. 16-10704
Debtor	Reporting Period: June 2016

MOR - 1c

Schedule of Professional Fees and Expenses Paid (1)

For the Period June 1, 2016 through June 30, 2016

(Unaudited)

				Check		Amount Paid
Payee	Period Covered	Amount Approved	Payor	Number	Date	Fees	Expenses
Debtor Bankruptcy Professionals
Kirkland & Ellis LLP	3/23/16 - 4/30/16	$731,831	Emerald Oil, Inc.	113138	6/30/2015	713,092.80	$18,738
Donlin Rencano & Company (Notice)		-				-	-
Donlin Rencano & Company (Admin)		-				-	-
Intrepid Financial Partners, LLC	3/23/16 - 4/30/16	108,855	Emerald Oil, Inc.	113137	6/30/2016	90,000	18,855
Opportune LLP	3/23/16 - 4/30/16	409,224	Emerald Oil, Inc.	Various	Various	385,010	24,214
Pachulski Stang Ziehl &Jones LLP		-				-	-
BDO LLP		-				-	-

Debtor Ordinary Course Professionals		-				-	-
EKS&H LLP		-				-	-
Fredrickson & Byron, P.A.		-				-	-
Vogel Law Firm	3/24/16 - 4/27/16	526	Emerald Oil, Inc.	113122	6/23/2016	526	N/A
Husch Blackwell LLP	3/24/16 - 4/27/16	28	Emerald Oil, Inc.	113100	6/23/2016	28	N/A
Taylor Anderson LLP		-				-	-
Mayer Brown LLP	3/28/16 - 4/15/16	10,368	Emerald Oil, Inc.	113106	6/23/2016	10,368	N/A

Lender Professionals
Luskin, Stern & Eisler LLP		-				-	-
Vinson & Elkins LLP	4/1/16 - 4/30/16	339,704	Emerald Oil, Inc.	113089	6/16/2016	337,453	2,251
Womble Carlyle Sandridge & Rice, LLP		-				-	-
FTI Consulting, Inc.	5/1/16 - 5/31/16	138,126	Emerald Oil, Inc.	113099	6/23/2016	138,126	N/A

UCC Professionals
Akin Gump Strauss Hauer & Feld LLP		-				-	-
Whiteford, Taylor & Preston LLC		-				-	-
Houlihan Lokey, Inc.		-				-	-

Total		$1,738,661				$1,674,603	$64,059

Notes:

(1) Professional payments listed herein include payments made by the Debtors to retained professionals.

FORM MOR-1b
(04/07)

In re: EMERALD OIL, INC., et al.,	Case No. 16-10704
Debtor	Reporting Period: June 2016

MOR - 2

Debtor Statement of Operations (1) (2)

For the Period June 1, 2016 through June 30, 2016

(Unaudited)

Case #	16-10704	16-10707	16-10706	16-10705	16-10708

Debtors (3):	Emerald Oil, Inc.	Emerald WB, LLC	Emerald NWB, LLC	Emerald DB, LLC	EOX Marketing, LLC	Eliminations (5)	Total Debtors
		(4)	(4)

REVENUES, NET OF TRANSPORTATION EXPENSES
Oil Sales	$-	$3,774,376	$-	$-	$5,686,448	$(5,686,448)	$3,774,376
Natural Gas Sales	-	(133,166)	-	-	-	-	(133,166)
	-	3,641,210	-	-	5,686,448	(5,686,448)	3,641,210
OPERATING EXPENSES
Cost of Sales	-	-	-	-	5,582,826	(5,582,826)	-
Production Expenses	-	1,595,509	-	-	-	-	1,595,509
Production Taxes	-	377,262	-	-	-	-	377,262
General and Administrative Expenses	575,321	-	-	-	-	-	575,321
Depletion of Oil and Natural Gas Properties	-	1,390,062	-	-	-	-	1,390,062
Impairment Expense	-	-	-	-	-	-	-
Depreciation and Amortization	67,872	-	-	-	-	-	67,872
Accretion of Discount on Asset Retirement Obligations	-	70,854	-	-	-	-	70,854
Total Expenses	643,193	3,433,687	-	-	5,582,826	(5,582,826)	4,076,880

INCOME (LOSS) FROM OPERATIONS	(643,193)	207,523			103,622	(103,622)	(435,670)

OTHER INCOME (EXPENSE)
Interest Expense	(2,011,494)	-	-	-	-	-	(2,011,494)
Reorganization Items	(1,887,939)	-	-	-	-	-	(1,887,939)
Total Other Expense, Net	(3,899,433)	-	-	-	-	-	(3,899,433)

INCOME BEFORE INCOME TAXES	(4,542,626)	207,523	-	-	103,622	(103,622)	(4,335,103)

INCOME TAX BENEFIT	-	-	-	-	-	-	-

NET LOSS	$(4,542,626)	$207,523	$-	$-	$103,622	$(103,622)	$(4,335,103)

Notes:

(1) The information contained herein is provided to fulfill the requirements of the Office of the United States Trustee, and is unaudited and subject to future adjustment. Certain totals may not sum due to rounding.

(2) The Statement of Operations is prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

(3) This statement includes all entities controlled by the Debtors and therefore represents the consolidated financial results of Emerald Oil, Inc.

(4) Although title ownership in oil and gas properties is owned by both Emerald WB, LLC (16-10707) and Emerald NWB, LLC (16-10706), the Company has not historically accounted for these interests separately and, instead, have reflected all of their oil and gas activities within Emerald WB, LLC (16-10707).

(5) The crude oil purchases by EOX Marketing, LLC, from Emerald Oil, Inc., are eliminated for consolidation purposes.

In re: EMERALD OIL, INC., et al.,	Case No. 16-10704
Debtor	Reporting Period: June 2016

MOR - 3a

Debtor Balance Sheets (1)

As of the Petition Date (2)

(Unaudited)

Case #	16-10704	16-10707	16-10706	16-10705	16-10708

Debtors (3):	Emerald Oil, Inc.	Emerald WB, LLC (4)	Emerald NWB, LLC (4)	Emerald DB, LLC	EOX Marketing, LLC	Eliminations (8)	Total Debtors

ASSETS
CURRENT ASSETS
Cash and Cash Equivalents	$435,528	$-	$-	$-	$3,100,307	$-	$3,535,835
Accounts Receivable — Oil and Natural Gas Sales	1,957,354	-	-	-	-	-	1,957,354
Accounts Receivable — Joint Interest Partners	5,852,643	-	-	-	-	-	5,852,643
Other Receivables	700,705	-	-	-	31,871	-	732,576
Intercompany Receivable	3,018,861	-	-	-	-	(3,018,861)	-
Prepaid Expenses and Other Current Assets	1,734,745	-	-	-	-	-	1,734,745
Total Current Assets	13,699,836	-	-	-	3,132,178	(3,018,861)	13,813,153

PROPERTY AND EQUIPMENT
Oil and Natural Gas Properties, Full Cost Method
Proved Oil and Natural Gas Properties	-	733,069,244	-	-	-	-	733,069,244
Unproved Oil and Natural Gas Properties	-	79,272,070	-	-	-	-	79,272,070
Equipment and Facilities	987,311	14,552,936	-	-	-	-	15,540,247
Other Property and Equipment	3,483,025	-	-	-	-	-	3,483,025
Total Property and Equipment	4,470,336	826,894,250	-	-	-		831,364,586
Less - Accumulated Depreciation, Depletion and Amortization	(1,406,996)	(588,210,892)	-	-	-	-	(589,617,888)
Total Property and Equipment, Net	3,063,340	238,683,358	-	-	-		241,746,698
Debt Issuance Costs, Net of Amortization	2,697,568	-	-	-	-	-	2,697,568
Deferred Tax Asset, net	1,813,561	-	-	-	-	-	1,813,561
Other Non-Current Assets	290,084	-	-	-	-	-	290,084
Total Assets	$21,564,389	$238,683,358	$-	$-	$3,132,178	$(3,018,861)	$260,361,064

LIABILITIES AND STOCKHOLDERS' EQUITY

LIABILITIES SUBJECT TO COMPROMISE (Pre-petition)
Intercompany Payables	$-	$-	$-	$-	$3,018,861	$(3,018,861)	$-
Account Payable	42,542,980	-	-	-	29,673	-	42,572,653
Accrued Expenses	5,473,146	-	-	-	264,138	-	5,737,284
Priority Debt (5)	-	-	-	-	-	-	-
Revolving Credit Facility	111,678,151	-	-	-	-	-	111,678,151
Convertible Senior Notes	148,500,000	-	-	-	-	-	148,500,000
Advances from Joint Interest Partners	726,710	-	-	-	-	-	726,710
Asset Retirement Obligations	4,582,522	-	-	-	-	-	4,582,522
Warrant Liability	94,000	-	-	-	-	-	94,000
Deferred Tax Liability, net	1,813,561	-	-	-	-	-	1,813,561
Other Liabilities	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	315,411,070	-	-	-	3,312,672	(3,018,861)	315,704,881

Commitments and Contingencies

Series B Voting Preferred Stock (6)	256	-	-	-	-	-	256

STOCKHOLDERS' EQUITY
Common Stock (7)	9,583	-	-	-	-	-	9,583
Additional Paid-In Capital	273,945,998	238,683,358	-	-	-	-	512,629,356
Accumulated Deficit	(567,802,519)	-	-	-	(180,493)	-	(567,983,012)
Total Stockholders' Equity	(293,846,938)	238,683,358	-	-	(180,493)	-	(55,344,073)
Total Liabilities and Stockholders' Equity	$21,564,389	$238,683,358	$-	$-	$3,132,178	$(3,018,861)	$260,361,064

In re: EMERALD OIL, INC., et al.,	Case No. 16-10704
Debtor	Reporting Period: June 2016

MOR - 3a

Debtor Balance Sheets (1)

As of the Petition Date (2)

(Unaudited)

Notes:

(1) The information contained herein is provided to fulfill the requirements of the Office of the United States Trustee, is unaudited and may not be prepared in accordance with US GAAP and is subject to future adjustment. Certain totals may not sum due to rounding.

(2) The petition date was March 22, 2016.

(3) This statement includes all entities controlled by the Debtors and therefore represents the consolidated financial results of Emerald Oil, Inc.

(4) Although title ownership in oil and gas properties is owned by both Emerald WB, LLC (16-10707) and Emerald NWB, LLC (16-10706), the Company has not historically accounted for these interests separately and, instead, have reflected all of their oil and gas activities within Emerald WB, LLC (16-10707).

(5) While the amount of priority debt as of the petition date is zero, this does not reflect potential liabilities. The amount of these potential liabilities are unknown at this time.

(6) 255,732 issued and outstanding with a liquidation preference value of $256 as of the petition date.

(7) Par Value $.001, 500,000,000 shares authorized, 9,582,970 shares issued and outstanding.

(8) Intercompany balances between EOX Marketing, LLC and Emerald Oil, Inc., are eliminated for consolidation purposes.

In re: EMERALD OIL, INC., et al.,	Case No. 16-10704
Debtor	Reporting Period: June 2016

MOR - 3b

Debtor Balance Sheets (1)

As of June 30, 2016

(Unaudited)

Case #	16-10704	16-10707	16-10706		16-10705	16-10708

Debtors (2):	Emerald Oil, Inc.	Emerald WB, LLC (3)	Emerald NWB, LLC (3)		Emerald DB, LLC	EOX Marketing, LLC	Eliminations (7)	Total Debtors

ASSETS
CURRENT ASSETS
Cash and Cash Equivalents	$6,025,903	$-	$-		$-	$3,207,505	$-	$9,233,408
Accounts Receivable — Oil and Natural Gas Sales	4,413,534	-	-		-	-	-	4,413,534
Accounts Receivable — Joint Interest Partners	5,323,597	-	-		-	-	-	5,323,597
Other Receivables	1,398,207	-	-		-	33,852	-	1,432,059
Intercompany Receivables	3,108,939	-	-		-	-	(3,108,939)	-
Prepaid Expenses and Other Current Assets	1,487,565	-	-		-	-	-	1,487,565
Total Current Assets	21,757,745	-	-		-	3,241,357	(3,108,939)	21,890,163

PROPERTY AND EQUIPMENT
Oil and Natural Gas Properties, Full Cost Method
Proved Oil and Natural Gas Properties	-	780,302,468	-		-	-	-	780,302,468
Unproved Oil and Natural Gas Properties	-	32,095,591	-		-	-	-	32,095,591
Equipment and Facilities	987,311	14,429,022	-		-	-	-	15,416,333
Other Property and Equipment	3,483,025	-	-		-	-	-	3,483,025
Total Property and Equipment	4,470,336	826,827,081	-		-	-		831,297,417
Less - Accumulated Depreciation, Depletion and Amortization	(1,633,929)	(667,519,667)	-		-	-	-	(669,153,596)
Total Property and Equipment, Net	2,836,407	159,307,414	-		-	-		162,143,821
Debt Issuance Costs, Net of Amortization	2,392,169	-	-		-	-	-	2,392,169
Deferred Tax Asset, net	1,813,561	-	-		-	-	-	1,813,561
Other Non-Current Assets	512,236	-	-		-	-	-	512,236
Total Assets	$29,312,118	$159,307,414	$-		$-	$3,241,357	$(3,108,939)	$188,751,950

LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
Accounts Payable	$3,951,423	$-	$-		$-	$-	$-	$3,951,423
Debtor-in-possession financing	90,500,000	-	-		-	-	-	90,500,000
Accrued Expenses	-	-	-		-	543,418	-	543,418
Professional Fees	4,809,812	-	-		-	-	-	4,809,812
Total Current Liabilities	99,261,235	-	-		-	543,418	-	99,804,653

LIABILITIES SUBJECT TO COMPROMISE (Pre-petition)
Intercompany Payable	-	-	-		-	3,108,939	(3,108,939)	-
Account Payable	40,573,458	-	-		-	29,673	-	40,603,131
Accrued Expenses	6,343,010	-	-		-	-	-	6,343,010
Priority Debt (4)	-	-	-		-	-	-	-
Revolving Credit Facility	31,678,151	-	-		-	-	-	31,678,151
Convertible Senior Notes	148,500,000	-	-		-	-	-	148,500,000
Advances from Joint Interest Partners	711,822	-	-		-	-	-	711,822
Asset Retirement Obligations	4,660,343	-	-		-	-	-	4,660,343
Warrant Liability	4,000	-	-		-	-	-	4,000
Deferred Tax Liability, net	1,813,561	-	-		-	-	-	1,813,561
Other Liabilities	-	-	-		-	-	-	-
Total Liabilities Subject to Compromise	234,284,345	-	-	`	-	3,138,611	(3,108,939)	234,314,018

Total Liabilities	333,545,580	-	-		-	3,682,029	(3,108,939)	334,118,671

Commitments and Contingencies

Series B Voting Preferred Stock (6)	256	-	-		-	-	-	256

STOCKHOLDERS' EQUITY
Common Stock (6)	9,583	-	-		-	-	-	9,583
Additional Paid-In Capital	353,369,575	159,307,414	-		-	-	-	512,676,989
Accumulated Deficit	(657,612,875)	-	-		-	(440,673)	-	(658,053,548)
Total Stockholders' Equity	(304,233,717)	159,307,414	-		-	(440,673)	-	(145,366,976)
Total Liabilities and Stockholders' Equity	$29,312,118	$159,307,414	$-		$-	$3,241,357	$(3,108,939)	$188,751,950

Notes:

(1) The information contained herein is provided to fulfill the requirements of the Office of the United States Trustee, is unaudited and may not be prepared in accordance with US GAAP and is subject to future adjustment. Certain totals may not sum due to rounding.

2) This statement includes all entities controlled by the Debtors and therefore represents the consolidated financial results of Emerald Oil, Inc.

(3) Although title ownership in oil and gas properties is owned by both Emerald WB, LLC (16-10707) and Emerald NWB, LLC (16-10706), the Company has not historically accounted for these interests separately and, instead, have reflected all of their oil and gas activities within Emerald WB, LLC (16-10707).

(4) This does not reflect potential liabilities. The amount of potential liabilities are unknown at this time.

(5) 255,732 issued and outstanding with a liquidation preference value of $256 as of the petition date.

(6) Par Value $.001, 500,000,000 shares authorized, 9,582,970 shares issued and outstanding.

(7) Oil Sales of EOX Marketing, LLC on behalf of Emerald Oil, Inc. and associated intercompany balances are eliminated for consolidation purposes.

In re: EMERALD OIL, INC., et al.,	Case No. 16-10704
Debtor	Reporting Period: June 2016

MOR - 4a

Status of Post-Petition Taxes (1)

As of June 30, 2016

Unaudited

	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Date Paid	Check No. or EFT	Ending Tax Liability
Federal
Withholding	$-	$95,808	$(95,808)	Various	Various	$-
FICA-Employee	-	22,201	(22,201)	Various	Various	-
FICA-Employer	-	21,315	(21,315)	Various	Various	-
Unemployment	-	-	-			-
Income	-	-	-			-
Other	-	-	-			-
Total Federal Taxes	$-	$139,324	$(139,324)			$-

State and Local
Withholding	-	17,130	(17,130)	Various	Various	-
Sales	-	-	-			-
Excise	-	-	-			-
Unemployment	-	-	-	Various	Various	-
Real Property	-	-	-			-
Personal Property	-	-	-			-
Other (2)	549,616	543,418	(549,616)	5/24/2016	00365	543,418
Total State and Local	$549,616	$560,548	$(566,746)			$543,418

Total Taxes	$549,616	$699,872	$(706,070)			$543,418

Notes:

(1) No tax returns including IRS Form 6123 were filed during the reporting period.

(2) Severance and extraction taxes are paid on a monthly basis to the respective state in which our producing oil and gas properties are located. The amount represents the estimated portion of gross state taxes (including those remitted on behalf of third parties) to the Company that have accrued since the petition date.

FORM MOR-4
(04/07)

UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

In re: EMERALD OIL, INC., et al.,	Case No. 16-10704
Debtor	Reporting Period: June 1 – 30, 2016

                     July 28, 2016

Office of the United States Trustee

Subject: Declaration Regarding Postpetition Taxes – MOR4a (June)

The debtors, Emerald Oil, Inc. et al., hereby submit this declaration regarding postpetition taxes.

All postpetition taxes for the debtors, which are not subject to dispute or reconciliation, are current. There are no material tax disputes or reconciliations.

Pursuant to 28 U.S.C. § 1746, I declare under penalty of perjury that the foregoing is true and correct to the best of my knowledge and belief.

/s/ Ryan Smith
Name: Ryan Smith
Position: Chief Financial Officer

In re: EMERALD OIL, INC., et al.,	Case No. 16-10704
Debtor	Reporting Period: June 2016

MOR - 4b

Summary of Unpaid Post-Petition Debts (1)

As of June 30, 2016

Unaudited

	Days Aged
	Current	0-30	31-60	61-90	Over 90	Total
Trade Payable	$2,981,502	$681,284	$224,394	$6,044	$-	$3,893,223
Wages Payable	-	-	-	-	-	-
Taxes Payable (2)	543,418	-	-	-	-	543,418
Rent/Leases-Building	52,963	-	-	-	-	52,963
Rent/Leases-Equipment	671		3,449	-	-	4,120
Secured Debt/Adequate Protection Payments	-	-	-	-	-	-
Professional Fees	2,819,139	1,340,871	649,803	-	-	4,809,812
Amounts Due to Insiders*	1,117	-	-	-	-	1,117
Other	-	-	-	-	-	-
Total Postpetition Debts	$6,398,810	$2,022,155	$877,645	$6,044	$-	$9,304,653
Percentage of Total	69%	22%	9%	0%	0%

Notes:

(1) The postpetition accounts payable reported represents open and outstanding trade vendor invoices that have been entered into the Debtor's accounts payable system. This summary includes accruals for invoices not yet received and for invoices not yet entered into the Debtor's accounts payable system.

(2) Severance and extraction taxes are paid on a monthly basis to the respective state in which our producing oil and gas properties are located. The amount represents the estimated portion of gross state taxes (including those remitted on behalf of third parties) to the Company that have accrued since the Petition Date.

In re: EMERALD OIL, INC., et al.,	Case No. 16-10704
Debtor	Reporting Period: June 2016

MOR – 5

Debtors Account Receivable Reconciliation and Aging (1)

As of June 30, 2016

Unaudited

	Days Aged
Debtors	Current	0-30	31-60	61-90	Over 90	Total
Emerald Oil, Inc.	$4,030,979	$87,808	$147,337	$-	$6,869,215	$11,135,338
Emerald WB, LLC	-	-	-	-	-	-
Emerald NWB, LLC	-	-	-	-	-	-
Emerald DB, LLC	-	-	-	-	-	-
EOX Marketing, LLC	-	33,851	-	-	-	33,851
Total	$4,030,979	$121,660	$147,337	$-	$6,869,215	$11,169,190
Percentage of Total	36%	1%	1%	0%	62%

Notes:

(1) Aging is primarily for the Debtors' joint interest billing and oil and gas sales receivables and does not include intercompany receivables. All amounts are included on a gross basis before any adjustment for estimated bad debts and other uncollectible amounts.

FORM MOR-5
(04/07)

DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business		X
this reporting period? If yes, provide an explanation below.
2. Have any funds been disbursed from any account other than a debtor in possession		X
account this reporting period? If yes, provide an explanation below.
3. Have all postpetition tax returns been timely filed? If no, provide an explanation	X
below.
4. Are workers compensation, general liability and other necessary insurance	X
coverages in effect? If no, provide an explanation below.
5. Has any bank account been opened during the reporting period? If yes, provide		X
documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.

Case 16-10704-KG Doc 580 Filed 07/29/16 Page 29 of 40

WellsOne® Account

Account number: [redacted] ■ June 1, 2016 - June 30, 2016 ■ Page 1 of 1

EMERALD OIL INC.
200 COLUMBINE ST STE 500
DENVER CO 80206-4736

Questions?

Call your Customer Service Officer or Client Services
1-800-AT WELLS (1-800-289-3557)
5:00 AM TO 6:00 PM Pacific Time Monday - Friday

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. (182)
PO Box 63020
San Francisco, CA 94163

Account summary

WellsOne® Account

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]	$44,940.00	$0.00	$0.00	$44,940.00

Daily ledger balance summary

Date	*Balance*
05/31	44,940.00

Average daily ledger balance **$44,940.00**

©2010 Wells Fargo Bank, N.A.
All rights reserved. Member FDIC.

(182)
Sheet Seq = 0052483
Sheet 00001 of 00001

Case 16-10704-KG Doc 580 Filed 07/29/16 Page 30 of 40

WellsOne® Account

Account number: [redacted] ■ June 1, 2016 - June 30, 2016 ■ Page 1 of 7

WELLS FARGO

EMERALD OIL INC.
DEBTOR IN POSSESSION CH 11
CASE 16-10704
200 COLUMBINE ST STE 500
DENVER CO 80206-4736

Questions?

Call your Customer Service Officer or Client Services
1-800-AT WELLS (1-800-289-3557)
5:00 AM TO 6:00 PM Pacific Time Monday - Friday

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. (182)
PO Box 63020
San Francisco, CA 94163

Account summary

WellsOne® Account

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]	$7,001,347.76	$5,140,595.80	-$7,960,349.00	$4,181,594.56

Credits

Electronic deposits/bank credits

Effective date	*Posted date*	*Amount*	*Transaction detail*
	06/01	188.25	Oasis Petroleum Royalty 160527 Emerald Oil, Inc
	06/03	3,725,000.00	WT Seq103303 Eox Marketing, LLC /Org=Emerald Oil Inc. Srf# IN16060306295158 Trn#160603103303 Rfb# 000000735
	06/03	3,500.00	WT Seq160142 WF Agency Energy Admini /Org= Srf# Liq3120177656983 Trn#160603160142 Rfb# Liq3120177656983
	06/06	3,627.08	Over The Counter Deposit
	06/09	12,511.11	Over The Counter Deposit
	06/14	15,430.55	Over The Counter Deposit
	06/16	9,657.33	Over The Counter Deposit
	06/17	77.69	Legacy AP 601 Payment 160616 32192 Emerald Oil Inc
	06/20	23,309.16	Over The Counter Deposit
	06/21	1,271,948.35	WT Seq117715 Eox Marketing, LLC /Org=Emerald Oil Inc. Srf# IN16062110462313 Trn#160621117715 Rfb# 000000748
	06/24	6,562.66	Over The Counter Deposit
	06/27	68,783.62	Over The Counter Deposit
		$5,140,595.80	**Total electronic deposits/bank credits**
		$5,140,595.80	**Total credits**

(182)
Sheet Seq = 0030616
Sheet 00001 of 00007

Case 16-10704-KG Doc 580 Filed 07/29/16 Page 31 of 40
Account number: [redacted] ■ June 1, 2016 - June 30, 2016 ■ Page 2 of 7

WELLS FARGO

Debits

Electronic debits/bank debits

Effective date	Posted date	Amount	Transaction detail
	06/01	2,000.00	WT Fed#00720 Manufacturers & Tr /Ftr/Bnf=Wilmington Trust, N.A. Srf# IN16060112274087 Trn#160601181802 Rfb# 000000730
	06/02	86,903.73	WT Fed#03217 Bank of North Dako /Ftr/Bnf=North Dakota Department of Trust LA Srf# IN16060211344043 Trn#160602124372 Rfb# 000000732
	06/02	54,484.93	WT Fed#03097 Treas NYC Funds Tr /Ftr/Bnf=Department of The Interior Srf# IN16060211340927 Trn#160602124272 Rfb# 000000731
	06/02	49,559.35	WT Fed#03584 Stockman Bank - MT /Ftr/Bnf=Cn Trucking Srf# IN16060212003861 Trn#160602124914 Rfb# 000000733
	06/03	14,420.79	WT Fed#05138 First Republic Ban /Ftr/Bnf=Pelagic Capital Advisors Lp Srf# IN16060214333977 Trn#160603049928 Rfb# 000000734
	06/03	3,500.00	WT Seq157574 WF Agency Energy Admini /Bnf= Srf# Liq3120177658167 Trn#160603157574 Rfb# Liq3120177658167
	06/03	25,454.74	United Healthcar Ins Prem 160602 5400-0058301606 Emerald Oil
	06/03	20,966.22	Travelers Insur Cl Payment 8001B01959999 Emerald Oil Inc
	06/03	1,075.18	Travelers Insur Cl Payment 8961MA1719999 Emerald Oil, Inc.;
	06/06	1,998,017.94	WT Seq119685 Emerald Oil Inc. /Bnf=Emerald Oil, Inc.-Professional Fee Srf# IN16060612085496 Trn#160606119685 Rfb# 000000736
	06/06	30,286.67	WT Seq#47553 WF Agency Energy Admini /Bnf= Srf# Liq4671177853362 Trn#160606047553 Rfb# Liq4671177853362
	06/07	553,090.97	WT Seq124460 WF Agency Energy Admini /Bnf= Srf# Liq4667177955378 Trn#160607124460 Rfb# Liq4667177955378
	06/07	15,000.00	WT Seq121919 WF Agency Energy Admini /Bnf= Srf# Liq2942176445680 Trn#160607121919 Rfb# Liq2942176445680
	06/08	7,415.76	WT Fed#03985 Jpmorgan Chase Ban /Ftr/Bnf=Lufkin Industries, LLC Srf# IN16060813053212 Trn#160608128325 Rfb# 000000737
	06/09	650,087.23	WT Fed#08327 Bank of America, N /Ftr/Bnf=Stephens Inc. Srf# IN16060909214300 Trn#160609078569 Rfb# 000000738
	06/09	116,050.92	WT Fed#08392 Bank of America N. /Ftr/Bnf=USG Wheatland Pipeline, LLC Srf# IN16060909271213 Trn#160609078746 Rfb# 000000739
	06/09	16,359.44	WT Fed#04958 Bank of The West (/Ftr/Bnf=Ctap, LLC Srf# IN16060913461291 Trn#160609137942 Rfb# 000000741
	06/09	7,174.11	WT Fed#09816 Bank of America, N /Ftr/Bnf=Ryan L Smith Srf# IN16060909354758 Trn#160609092947 Rfb# 000000740
	06/09	14,894.77	Amcheck Payroll 060516 D753 D753 Emerald Oil, Inc - ND
	06/10	9,913.20	WT Seq#53808 WF Agency Energy Admini /Bnf= Srf# Liq4431176561397 Trn#160610053808 Rfb# Liq4431176561397
	06/10	6,506.81	Amex Epayment ACH Pmt 160609 Cop000003060184 Emerald Oil Inc
	06/13	2,779.46	Client Analysis Srvc Chrg 160610 Svc Chge 0516 000004000000166
	06/14	100,919.22	WT Fed#05215 Cadence Bank, NA /Ftr/Bnf=Opportune LLP Srf# IN16061411281869 Trn#160614145003 Rfb# 000000743
	06/14	15,791.00	WT Fed#05174 Jpmorgan Chase Ban /Ftr/Bnf=Miller Advertising Agency, Inc. Srf# IN16061407523680 Trn#160614144940 Rfb# 000000742
	06/14	159,039.41	Amcheck Payroll 061516 D672 D672 Emerald Oil, Inc
	06/15	13,500.00	WT Fed#09197 Integrity Bank, Ss /Ftr/Bnf=Evironment, LLC Srf# IN16061507023436 Trn#160615082675 Rfb# 000000744

Sheet Seq = 0030617
Sheet 00002 of 00007

Case 16-10704-KG Doc 580 Filed 07/29/16 Page 32 of 40
Account number: [redacted] ■ June 1, 2016 - June 30, 2016 ■ Page 3 of 7

WELLS FARGO

Electronic debits/bank debits *(continued)*

Effective date	*Posted date*	*Amount*	*Transaction detail*
	06/16	2,000.00	WT Fed#04962 Community Federal /Ftr/Bnf=Bento FBO Srf# IN16061611484416 Trn#160616132295 Rfb# 000000745
	06/23	12,115.28	Amcheck Payroll 061916 D753 D753 Emerald Oil, Inc - ND
	06/27	1,587.07	Emerald Oil, Inc Payroll 062416 D672 9999 Emerald Oil, Inc
	06/28	13,644.41	WT Fed#08645 First Republic Ban /Ftr/Bnf=Pelagic Capital Advisors Lp Srf# IN16062710395087 Trn#160628091829 Rfb# 000000749
	06/29	291,335.86	Amcheck Payroll 063016 D672 D672 Emerald Oil, Inc
	06/29	20,966.22	Travelers Insur Cl Payment 8001B01959999 Emerald Oil Inc
	06/29	1,075.19	Travelers Insur Cl Payment 8961MA1719999 Emerald Oil, Inc.;
	06/30	140,695.75	WT Fed#07077 Bank of America N. /Ftr/Bnf=USG Wheatland Pipeline, LLC Srf# IN16063012571600 Trn#160630238953 Rfb# 000000753
	06/30	132,024.01	WT Fed#07099 Bank of North Dako /Ftr/Bnf=North Dakota Department of Trust LA Srf# IN16063007213957 Trn#160630235981 Rfb# 000000750
	06/30	77,914.04	WT Fed#07197 Treas NYC Funds Tr /Ftr/Bnf=Department of The Interior Srf# IN16063007284670 Trn#160630237566 Rfb# 000000751
	06/30	465.98	WT Fed#07255 Treas NYC Funds Tr /Ftr/Bnf=Department of The Interior Srf# IN16063012444790 Trn#160630238177 Rfb# 000000752
		$4,669,015.66	**Total electronic debits/bank debits**

Checks paid

Number	*Amount*	*Date*	*Number*	*Amount*	*Date*	*Number*	*Amount*	*Date*
5072	198.46	06/01	113007 *	24,875.15	06/06	113036	1,293.78	06/24
5074 *	198.46	06/16	113008	720.00	06/03	113037	4,533.60	06/07
5075	300.00	06/13	113010 *	150,000.00	06/09	113038	33,292.00	06/16
5076	198.46	06/28	113011	8,480.00	06/07	113040 *	44,908.70	06/13
5077	300.00	06/27	113012	2,050.50	06/10	113041	16,192.50	06/13
112852 *	60.72	06/08	113013	12,607.20	06/03	113042	5,029.10	06/20
112888 *	235.01	06/01	113014	57,771.80	06/10	113043	14,277.60	06/14
112894 *	118.92	06/08	113015	13,621.88	06/13	113044	10,478.50	06/16
112922 *	7,187.00	06/02	113016	65,900.00	06/10	113045	2,167.19	06/15
112946 *	5,788.50	06/01	113017	10,260.50	06/07	113046	12,909.50	06/14
112956 *	3,250.00	06/22	113018	52,963.31	06/10	113047	47,746.00	06/14
112962 *	156.39	06/01	113019	2,315.04	06/07	113048	1,721.52	06/21
112963	92,501.73	06/07	113020	6.22	06/08	113049	39,788.00	06/16
112980 *	14,412.50	06/03	113021	1,263.90	06/08	113050	338.30	06/14
112981	487.06	06/01	113022	834.41	06/06	113051	78.75	06/13
112986 *	151.27	06/01	113023	6,012.71	06/07	113052	1,497.21	06/09
112987	187.79	06/02	113024	1,387.55	06/02	113053	2,348.62	06/09
112989 *	15,964.04	06/01	113026 *	143.77	06/06	113054	21,450.00	06/15
112991 *	82,328.27	06/01	113027	7,768.43	06/09	113055	4,706.98	06/17
112992	79.21	06/02	113028	43,862.42	06/09	113056	169.98	06/09
112997 *	3,086.49	06/02	113029	14,027.88	06/20	113057	10,908.33	06/20
112998	68.00	06/15	113030	504.00	06/10	113058	843.14	06/13
112999	35.79	06/01	113031	1,008.00	06/08	113059	4,200.00	06/13
113002 *	12,036.00	06/03	113032	411.00	06/22	113061 *	23,276.50	06/15
113003	20,141.00	06/02	113033	13,986.00	06/08	113062	6,259.53	06/13
113004	8,255.00	06/02	113034	22,640.00	06/21	113063	30,960.25	06/17
113005	10,418.50	06/01	113035	13,024.00	06/13	113064	100,000.00	06/23

Sheet Seq = 0030618
Sheet 00003 of 00007

Case 16-10704-KG Doc 580 Filed 07/29/16 Page 33 of 40
Account number: [redacted] ■ June 1, 2016 - June 30, 2016 ■ Page 4 of 7

WELLS FARGO

***Checks paid** (continued)*

Number	Amount	Date
113065	225.00	06/21
113066	166.27	06/20
113067	77,241.60	06/21
113068	14,694.00	06/23
113069	12,005.00	06/20
113070	254,690.43	06/24
113071	107.65	06/20
113072	559.13	06/20
113074 *	35.51	06/20
113075	1,951.11	06/16
113077 *	7,500.00	06/23
113078	15,704.33	06/23
113079	328.90	06/20
113080	3,675.00	06/22
113081	640.51	06/20
113082	246.59	06/20
113083	3,668.50	06/27
113084	15,326.84	06/20
113085	3,862.50	06/30
113087 *	6,147.47	06/22
113089 *	339,704.03	06/22
113090	469.00	06/20
113091	5,842.95	06/22
113092	1,126.97	06/20
113093	11,395.09	06/20
113095 *	8,154.00	06/27
113096	64,116.12	06/28
113097	10,420.00	06/29
113098	15,850.15	06/28
113099	138,125.50	06/27
113100	28.00	06/27
113101	1,426.33	06/27
113102	153.54	06/28
113104 *	139.00	06/30
113105	1,049.25	06/27
113106	10,367.80	06/27
113107	88,431.14	06/29
113108	111.49	06/29
113109	2,103.39	06/27
113110	14,257.43	06/27
113112 *	1,222.59	06/23
113113	238.08	06/27
113114	3,724.21	06/28
113115	11,593.50	06/30
113118 *	5,286.15	06/29
113121 *	2,686.00	06/28
113122	525.50	06/28
113123	469.00	06/27
113124	7,110.50	06/27
113126 *	126.50	06/27
113127	2,346.76	06/30
113134 *	1,683.11	06/30
113151 *	2,241.29	06/30
213596 *	783.68	06/02
213604 *	1,035.51	06/06
213824 *	121.70	06/06
213894 *	159.73	06/13
213896 *	473.85	06/07
213981 *	187.26	06/08
213983 *	4,219.31	06/13
213990 *	221.86	06/07
213991	203.44	06/06
214012 *	109.78	06/01
214013	132.13	06/13
214052 *	447.93	06/08
214055 *	1,791.59	06/08
214080 *	152.17	06/14
214081	197.47	06/08
214114 *	5,580.13	06/03
214120 *	137.57	06/07
214183 *	10,714.82	06/06
214184	18,242.40	06/06
214185	514.64	06/07
214186	119.69	06/15
214187	5,686.39	06/06
214188	496.14	06/09
214189	359.71	06/13
214190	364.18	06/13
214191	3,134.53	06/08
214192	5,686.07	06/23
214193	348.30	06/06
214194	111.67	06/07
214195	109.93	06/14
214196	269,041.38	06/13
214198 *	317.86	06/06
214199	298.41	06/09
214200	3,606.13	06/06
214201	1,217.61	06/07
214202	118.23	06/09
214203	131.29	06/07
214204	9,603.58	06/06
214205	4,139.10	06/08
214206	290.57	06/13
214207	732.74	06/08
214208	5,088.68	06/08
214210 *	638.88	06/07
214211	11,498.46	06/07
214212	4,871.66	06/08
214213	223.65	06/08
214214	785.03	06/08
214215	785.03	06/07
214216	1,707.72	06/07
214217	467.72	06/07
214218	177.81	06/08
214219	355.63	06/08
214221 *	44,247.33	06/07
214222	3,449.42	06/13
214223	4,139.31	06/07
214224	7,286.49	06/07
214225	2,982.66	06/16
214226	6,181.41	06/07
214228 *	12,668.95	06/06
214229	1,100.90	06/06
214230	296.60	06/14
214231	288.15	06/20
214232	1,700.56	06/10
214233	141.12	06/13
214234	12,517.75	06/07
214237 *	107.22	06/10
214239 *	103.81	06/07
214240	9,990.06	06/08
214242 *	4,349.04	06/16
214243	4,960.28	06/09
214244	7,611.24	06/06
214245	957.99	06/07
214246	132.03	06/20
214249 *	906.97	06/08
214250	111.18	06/06
214251	576.08	06/08
214252	8,954.30	06/09
214253	274.77	06/08
214254	3,084.08	06/08
214255	189.52	06/07
214256	180.34	06/07
214257	4,127.77	06/06
214258	486.07	06/07
214259	151.16	06/08
214260	1,732.31	06/06
214261	113.76	06/30
214262	1,349.90	06/14
214263	118.23	06/08
214264	405.66	06/09
214265	6,335.29	06/09
214266	879.30	06/10
214267	1,277.84	06/06
214268	1,142.21	06/27
214269	151.16	06/27
214270	786.88	06/07
214271	122.17	06/16
214272	1,094.37	06/10

Sheet Seq = 0030619
Sheet 00004 of 00007

Case 16-10704-KG Doc 580 Filed 07/29/16 Page 34 of 40
Account number: [redacted] ■ June 1, 2016 - June 30, 2016 ■ Page 5 of 7

WELLS FARGO

***Checks paid** (continued)*

Number	Amount	Date	Number	Amount	Date	Number	Amount	Date
214273	183.26	06/08	214326	3,606.01	06/16	214378	274.77	06/07
214274	886.74	06/07	214327	3,606.01	06/15	214379	3,483.93	06/16
214275	1,094.37	06/08	214328	3,606.01	06/16	214380	154.62	06/17
214276	4,540.05	06/07	214329	331.14	06/08	214381	100.39	06/21
214277	100.87	06/21	214330	2,349.12	06/09	214382	183.20	06/08
214278	4,710.16	06/21	214331	1,068.27	06/08	214384 *	618.37	06/08
214279	2,807.14	06/09	214332	866.02	06/08	214385	390.80	06/13
214280	949.27	06/09	214333	866.02	06/14	214386	183.20	06/16
214281	274.77	06/27	214334	581.14	06/24	214387	594.55	06/24
214282	277.42	06/15	214335	556.77	06/07	214388	145.63	06/07
214283	118.23	06/07	214336	556.77	06/27	214389	183.20	06/07
214284	2,548.28	06/06	214337	562.59	06/07	214390	390.80	06/07
214285	104.07	06/24	214338	556.77	06/06	214391	2,322.61	06/08
214286	277.42	06/15	214339	562.59	06/07	214392	188.97	06/07
214288 *	225.94	06/08	214340	556.77	06/07	214393	100.39	06/16
214289	4,994.87	06/13	214342 *	1,212.87	06/21	214394	2,930.96	06/07
214290	109.52	06/17	214343	1,212.87	06/29	214395	188.97	06/17
214291	226.91	06/06	214344	1,252.86	06/08	214396	183.20	06/27
214293 *	993.21	06/13	214345	2,290.88	06/24	214397	274.77	06/07
214294	129.13	06/10	214346	1,565.23	06/10	214398	183.20	06/07
214295	274.77	06/13	214347	759.61	06/30	214399	390.80	06/09
214296	234.50	06/13	214348	953.31	06/08	214400	149.90	06/09
214297	304.36	06/07	214349	390.80	06/07	214401	183.20	06/09
214298	1,274.11	06/06	214350	231.08	06/09	214402	2,322.61	06/07
214299	2,473.02	06/15	214351	141.70	06/14	214403	113.87	06/06
214300	172.25	06/15	214352	274.77	06/15	214404	382.41	06/09
214301	131.28	06/16	214353	264.38	06/22	214405	394.35	06/30
214302	131.29	06/07	214354	329.78	06/07	214406	147.83	06/08
214303	111.11	06/17	214355	274.77	06/08	214407	814.53	06/09
214304	416.54	06/23	214356	329.78	06/07	214408	788.59	06/07
214305	6,258.91	06/13	214358 *	462.17	06/07	214409	147.83	06/07
214306	1,493.51	06/07	214359	183.20	06/13	214410	263.34	06/20
214307	1,493.51	06/06	214360	154.62	06/08	214412 *	764.91	06/07
214308	464.78	06/09	214361	274.77	06/07	214413	576.20	06/13
214309	720.93	06/23	214362	2,344.78	06/06	214414	9,764.51	06/07
214310	495.26	06/07	214363	183.20	06/07	214416 *	10,948.04	06/06
214311	348.39	06/08	214364	390.80	06/10	214417	382.41	06/03
214312	495.26	06/24	214365	109.34	06/09	214418	394.35	06/07
214313	348.39	06/14	214366	183.20	06/08	214419	764.92	06/09
214314	1,134.52	06/06	214367	183.20	06/09	214420	764.91	06/06
214316 *	2,956.70	06/20	214368	599.50	06/07	214421	263.34	06/14
214317	100.51	06/08	214369	390.80	06/17	214422	147.83	06/08
214318	1,376.36	06/17	214370	231.08	06/06	214423	197.14	06/14
214319	3,318.35	06/06	214371	1,172.39	06/10	214424	394.35	06/10
214320	3,208.27	06/07	214372	390.80	06/27	214425	255.00	06/08
214321	3,120.75	06/06	214373	107.87	06/27	214426	1,235.81	06/20
214322	957.99	06/06	214374	599.50	06/13	214427	364.01	06/06
214323	1,046.67	06/17	214375	390.80	06/09	214428	1,411.21	06/08
214324	1,048.20	06/15	214376	149.90	06/23	214429	360.53	06/13
214325	8,272.57	06/21	214377	183.20	06/14	214430	549.17	06/10

Sheet Seq = 0030620
Sheet 00005 of 00007

Case 16-10704-KG Doc 580 Filed 07/29/16 Page 35 of 40
Account number: [redacted] ■ June 1, 2016 - June 30, 2016 ■ Page 6 of 7

WELLS FARGO

***Checks paid** (continued)*

Number	Amount	Date	Number	Amount	Date	Number	Amount	Date
214431	492.24	06/08	214483	191.18	06/07	214535	131.70	06/07
214432	113.91	06/08	214484	1,013.88	06/07	214536	527.39	06/07
214433	492.24	06/07	214485	1,034.61	06/07	214537	145.85	06/07
214434	113.91	06/22	214486	299.76	06/09	214538	500.59	06/13
214435	369.24	06/07	214487	299.76	06/07	214539	145.85	06/15
214436	492.24	06/10	214488	2,147.21	06/06	214540	131.70	06/07
214437	1,476.83	06/07	214489	2,083.19	06/10	214541	131.70	06/07
214438	1,476.83	06/07	214490	3,879.66	06/08	214542	2,461.18	06/14
214439	369.24	06/08	214491	512.75	06/06	214544 *	221.69	06/13
214440	369.24	06/08	214492	25,727.67	06/09	214545	2,115.21	06/07
214441	1,476.83	06/08	214493	6,419.19	06/13	214546	574.72	06/08
214442	1,240.37	06/13	214494	6,419.17	06/06	214547	574.72	06/08
214443	369.24	06/06	214495	109.20	06/07	214548	574.72	06/17
214446 *	9,906.77	06/07	214496	2,806.38	06/07	214549	574.72	06/06
214447	141.39	06/14	214498 *	802.00	06/10	214550	7,056.46	06/16
214448	139.78	06/14	214499	1,856.05	06/07	214551	1,122.02	06/08
214449	764.92	06/06	214500	420.21	06/09	214552	243.25	06/09
214450	788.59	06/24	214501	3,691.08	06/06	214553	512.75	06/07
214451	2,300.81	06/10	214502	295.16	06/21	214554	412.30	06/23
214452	133.76	06/14	214503	98.38	06/10	214555	412.30	06/10
214453	203.75	06/08	214504	98.18	06/13	214556	432.43	06/07
214454	259.29	06/08	214505	98.18	06/13	214557	412.30	06/10
214455	1,902.73	06/22	214506	98.18	06/10	214558	214.32	06/07
214456	1,902.73	06/22	214507	37.03	06/07	214559	214.32	06/10
214457	1,268.50	06/22	214508	103.56	06/15	214560	214.32	06/27
214458	1,268.50	06/22	214509	103.56	06/06	214561	267.93	06/09
214459	1,268.50	06/22	214510	450.58	06/10	214562	267.93	06/09
214460	3,805.44	06/22	214511	4,710.16	06/13	214563	267.93	06/06
214461	129.75	06/09	214512	1,529.57	06/16	214564	267.89	06/13
214462	2,508.44	06/24	214513	355.58	06/06	214566 *	137.43	06/24
214463	392.26	06/14	214514	193.94	06/06	214567	137.43	06/23
214464	494.04	06/20	214515	133.28	06/28	214569 *	160.99	06/15
214465	1,394.37	06/13	214516	359.71	06/08	214570	1,349.90	06/08
214466	160.73	06/07	214517	187.35	06/06	214571	183.57	06/15
214467	1,394.37	06/08	214518	2,921.39	06/16	214572	382.41	06/08
214468	1,004.23	06/08	214519	103.56	06/07	214573	382.41	06/20
214469	348.29	06/09	214520	949.28	06/09	214575 *	666.38	06/28
214470	137.91	06/07	214521	124.01	06/14	214576	344.80	06/08
214471	1,004.23	06/09	214522	422.32	06/07	214577	1,585.76	06/07
214472	219.86	06/15	214523	120.26	06/07	214579 *	2,147.21	06/07
214473	213.16	06/07	214524	2,322.61	06/07	214580	4,391.51	06/06
214474	219.86	06/09	214525	714.89	06/06	214581	111.93	06/29
214475	162.13	06/14	214526	540.64	06/09	214582	107.81	06/30
214476	1,281.11	06/07	214527	347.15	06/06	214583	390.73	06/08
214477	549.60	06/07	214528	347.15	06/13	214584	125.93	06/13
214478	12,277.66	06/08	214529	802.00	06/08	214585	125.92	06/14
214479	158.92	06/08	214530	347.15	06/07	214586	125.93	06/07
214480	191.18	06/15	214531	791.11	06/10	214587	146.55	06/09
214481	191.18	06/10	214532	131.70	06/07	214588	1,107.25	06/09
214482	191.18	06/13	214534 *	527.39	06/13	214589	228.96	06/14

Sheet Seq = 0030621
Sheet 00006 of 00007

Case 16-10704-KG Doc 580 Filed 07/29/16 Page 36 of 40
Account number: [redacted] ■ June 1, 2016 - June 30, 2016 ■ Page 7 of 7

***Checks paid** (continued)*

Number	Amount	Date	Number	Amount	Date	Number	Amount	Date
214590	229.44	06/06	214591	100.43	06/08	214592	100.38	06/20

$3,291,333.34 **Total checks paid**

* *Gap in check sequence.*

$7,960,349.00 **Total debits**

Daily ledger balance summary

Date	Balance	Date	Balance	Date	Balance
05/31	7,001,347.76	06/10	5,857,991.61	06/22	5,615,515.04
06/01	6,883,662.94	06/13	5,446,617.34	06/23	5,456,755.67
06/02	6,651,607.21	06/14	5,103,209.08	06/24	5,199,833.76
06/03	10,268,952.04	06/15	5,033,493.60	06/27	5,076,584.93
06/06	8,089,242.54	06/16	4,925,370.75	06/28	4,974,886.88
06/07	7,232,261.20	06/17	4,885,828.44	06/29	4,555,936.03
06/08	7,131,043.76	06/20	4,830,911.97	06/30	4,181,594.56
06/09	6,069,930.34	06/21	5,986,340.18		

Average daily ledger balance **$6,062,759.38**

©2010 Wells Fargo Bank, N.A.
All rights reserved. Member FDIC.

Sheet Seq = 0030622
Sheet 00007 of 00007

Case 16-10704-KG Doc 580 Filed 07/29/16 Page 37 of 40

WellsOne® Account

Account number: [redacted] ■ June 1, 2016 - June 30, 2016 ■ Page 1 of 2

WELLS FARGO

EOX MARKETING, LLC
DEBTOR IN POSSESSION CH 11
CASE 16-10704
200 COLUMBINE ST STE 500
DENVER CO 80206-4736

Questions?

Call your Customer Service Officer or Client Services
1-800-AT WELLS (1-800-289-3557)
5:00 AM TO 6:00 PM Pacific Time Monday - Friday

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. (182)
PO Box 63020
San Francisco, CA 94163

Account summary

WellsOne® Account

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]	$2,628,223.31	$6,130,874.70	-$5,551,593.35	$3,207,504.66

Credits

Electronic deposits/bank credits

Effective date	*Posted date*	*Amount*	*Transaction detail*
	06/02	4,000,000.00	WT Fed#01347 Jpmorgan Chase Ban /Org=St Paul Park Refining CO LLC - Srf# 4493100154Jo Trn#160602118485 Rfb# Ats of 16/06/02
	06/20	1,586,568.25	WT Fed#03222 Jpmorgan Chase Ban /Org=St Paul Park Refining CO LLC - Srf# 6377700172Jo Trn#160620149336 Rfb# Ats of 16/06/20
	06/20	544,306.45	WT Fed#06910 Jpmorgan Chase Ban /Org=Freepoint Commodities LLC Srf# 1526300172Jo Trn#160620050527 Rfb# Ats of 16/06/20
		$6,130,874.70	**Total electronic deposits/bank credits**
		$6,130,874.70	**Total credits**

Debits

Electronic debits/bank debits

Effective date	*Posted date*	*Amount*	*Transaction detail*
	06/03	3,725,000.00	WT Seq103303 Emerald Oil Inc. /Bnf=Emerald Oil, Inc. Srf# IN16060306295158 Trn#160603103303 Rfb# 000000735
	06/13	989.13	Client Analysis Srvc Chrg 160610 Svc Chge 0516 000004120301122
	06/21	549,615.87	WT Fed#09971 Bank of North Dako /Ftr/Bnf=North Dakota Office of State Tax CO Srf# IN16062110433972 Trn#160621117576 Rfb# 000000747

(182)
Sheet Seq = 0077577
Sheet 00001 of 00002

Case 16-10704-KG Doc 580 Filed 07/29/16 Page 38 of 40
Account number: [redacted] ■ June 1, 2016 - June 30, 2016 ■ Page 2 of 2

Electronic debits/bank debits *(continued)*

Effective date	*Posted date*	*Amount*	*Transaction detail*
	06/21	4,040.00	WT Fed#00442 Bank of The West (/Ftr/Bnf=Extex Srf# IN16062110424610 Trn#160621117322 Rfb# 000000746
	06/21	1,271,948.35	WT Seq117715 Emerald Oil Inc. /Bnf=Emerald Oil, Inc. Srf# IN16062110462313 Trn#160621117715 Rfb# 000000748
		$5,551,593.35	**Total electronic debits/bank debits**
		$5,551,593.35	**Total debits**

Daily ledger balance summary

Date	*Balance*	*Date*	*Balance*	*Date*	*Balance*
05/31	2,628,223.31	06/03	2,903,223.31	06/20	5,033,108.88
06/02	6,628,223.31	06/13	2,902,234.18	06/21	3,207,504.66

Average daily ledger balance **$3,190,415.81**

©2010 Wells Fargo Bank, N.A.
All rights reserved. Member FDIC.

Sheet Seq = 0077578
Sheet 00002 of 00002

Case 16-10704-KG Doc 580 Filed 07/29/16 Page 39 of 40

WellsOne® Account

Account number: [redacted] ■ June 1, 2016 - June 30, 2016 ■ Page 1 of 1

WELLS FARGO

EMERALD OIL INC.
DEBTOR IN POSSESSION CH 11
CASE 16-10704
200 COLUMBINE ST STE 500
DENVER CO 80206-4736

Questions?

Call your Customer Service Officer or Client Services
1-800-AT WELLS (1-800-289-3557)
5:00 AM TO 6:00 PM Pacific Time Monday - Friday

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. (182)
PO Box 63020
San Francisco, CA 94163

Account summary

WellsOne® Account

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]	$4,317.22	$0.00	-$560.87	$3,756.35

Debits

Electronic debits/bank debits

Effective date	*Posted date*	*Amount*	*Transaction detail*
	06/13	560.87	Client Analysis Srvc Chrg 160610 Svc Chge 0516 000004470524612
		$560.87	**Total electronic debits/bank debits**
		$560.87	**Total debits**

Daily ledger balance summary

Date	*Balance*	*Date*	*Balance*
05/31	4,317.22	06/13	3,756.35

Average daily ledger balance **$3,980.69**

©2010 Wells Fargo Bank, N.A.
All rights reserved. Member FDIC.

(182)
Sheet Seq = 0014661
Sheet 00001 of 00001

Case 16-10704-KG Doc 580 Filed 07/29/16 Page 40 of 40

WellsOne® Account

Account number: [redacted] ■ June 1, 2016 - June 30, 2016 ■ Page 1 of 1

WELLS FARGO

EMERALD OIL INC.
200 COLUMBINE ST STE 500
DENVER CO 80206-4736

Questions?

Call your Customer Service Officer or Client Services
1-800-AT WELLS (1-800-289-3557)
5:00 AM TO 6:00 PM Pacific Time Monday - Friday

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. (182)
PO Box 63020
San Francisco, CA 94163

Account summary

WellsOne® Account

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]	$2,729,442.90	$1,998,017.94	-$659.53	$4,726,801.31

Credits

Electronic deposits/bank credits

Effective date	*Posted date*	*Amount*	*Transaction detail*
	06/06	1,998,017.94	WT Seq119685 Emerald Oil Inc. /Org=Emerald Oil Inc. Srf# IN16060612085496 Trn#160606119685 Rfb# 000000736
		$1,998,017.94	**Total electronic deposits/bank credits**
		$1,998,017.94	**Total credits**

Debits

Electronic debits/bank debits

Effective date	*Posted date*	*Amount*	*Transaction detail*
	06/13	659.53	Client Analysis Srvc Chrg 160610 Svc Chge 0516 000004154767214
		$659.53	**Total electronic debits/bank debits**
		$659.53	**Total debits**

Daily ledger balance summary

Date	*Balance*	*Date*	*Balance*	*Date*	*Balance*
05/31	2,729,442.90	06/06	4,727,460.84	06/13	4,726,801.31

Average daily ledger balance **$4,394,062.13**

©2010 Wells Fargo Bank, N.A.
All rights reserved. Member FDIC.

(182)
Sheet Seq = 0120959
Sheet 00001 of 00001